UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: June 21, 2005
                        (Date of Earliest Event Reported)

                          CENTURION GOLD HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)


            Florida                      000-49810              65-1129207
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                              Identification No.)


                 12 Main Reef Road, Primrose, South Africa 1401
               (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code: +27(11)873-5315

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

      On May 26, 2005, Centurion Gold Holdings, Inc. (the "Company") issued a press release announcing it had entered into a stock purchase agreement, dated as of March 31, 2005, with Kwela Pty Ltd. ("Kwela"). On May 31, 2005, the Company issued a second press release announcing it had entered into two separate stock purchase agreements with Fulloutput 259 Pty Ltd. ("Fulloutput") and Uvongo Pty Ltd. ("Uvongo") (each, a "Seller" and along with Kwela, collectively, the "Sellers"), each dated as of March 31, 2005. Pursuant to these stock agreements, each of the Sellers agreed to effect a stock sale pursuant to which the Company would buy 100% of the outstanding common stock of the Sellers. In consideration thereof, the Company agreed to issue 2,100,000 shares, 16,500,000 shares and 3,000,000 shares of the Company's common stock to certain shareholders of Kwela, Fulloutput and Uvongo, respectively. The shares are currently being held in escrow until the Company receives the requisite exploration licenses from the Republic of South Africa's Department of Minerals and Energy. Each of the press releases are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

      In addition, the Company entered into a stock purchase agreement with Majormatic 167 Pty Ltd. ("Majormatic"), dated as of March 31, 2005, whereby the Company agreed to purchase 100% of the outstanding common stock of Majormatic in exchange for 40,000,000 shares of the Company's common stock. Further, the Company entered into a stock purchase agreement with Zaaiplaats Tin Pty Ltd. ("Zaaiplaats"), dated as of February 2, 2005, whereby the Company agreed to purchase 100% of the outstanding common stock of Zaaiplaats in exchange for 15,000,000 shares of the Company's common stock. The shares issued to Majormatic and Zaaiplaats are currently being held in escrow until the Company receives the requisite exploration licenses from the Republic of South Africa's Department of Minerals and Energy.

Item 8.01 Other Events.

      Certain creditors of the Company, including, without limitation, The Hollandsche Trust No. IT 8953/98 (the "Hollandsche Trust") and Daros Trust,have agreed to convert their respective outstanding loans payable into an aggregate of 15,000,000 shares of Company common stock.

      The sole beneficiary of the Hollandsche Trust is Keith Hart, our COO and Director. Andrew Dale Paul, our CEO, President and Chairman, is a 20% beneficiary of the Daros Trust.


Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

      TO BE FILED BY AMENDMENT.

(b) Pro-Forma financial information.

      TO BE FILED BY AMENDMENT.

(c)   Exhibits

      Exhibit
      Number      Description
      ------      -----------

      99.1        Press Release, dated May 31, 2005
      99.2        Press Release, dated May 26, 2005
      99.3        Kwela Stock Purchase Agreement
      99.4        Fulloutput Stock Purchase Agreement
      99.5        Uvongo Stock Purchase Agreement
      99.6        Majormatic Stock Purchase Agreement
      99.7        Addendum to Majormatic Stock Purchase Agreement
      99.8        Zaaiplaats Stock Purchase Agreement

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                CENTURION GOLD HOLDINGS, INC.

                                By: /s/ Andrew Dale Paul
                                    --------------------------------------
                                    Andrew Dale Paul
                                    Chairman and Chief Executive Officer

Dated: June 21, 2005